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                                                                    Exhibit 23.6


                         CONSENT OF SOUTHARD FINANCIAL

We hereby consent to the inclusion in this Registration Statement on Form S-4 of our opinion dated June 1, 1998 and to all references to our firm in the Registration Statement.


                                            /s/ Southard Financial

Memphis, Tennessee
August 17, 1998